Other employee benefits (Schedule of detailed information about remeasurement of other long term employee benefits) - (Details) - Other employee benefits [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Remeasurement on the net defined benefit liability:
Actuarial (gains)/losses arising from changes in demographic assumptions	$ 0	$ (9,996)
Actuarial (gains)/losses arising from changes in financial assumptions	14,094	2,809
Actuarial gains arising from experience adjustments	87	(3,472)
Defined benefit loss/(gain) related to remeasurement	14,181	(10,659)
Total other employee future benefit cost	$ 20,841	$ (3,266)